Master Silicon Carbide Industries, Inc.
(Formerly Paragon Semitech USA, Inc.)
and
Yili Master Carborundum Production Co., Ltd.

As of and for the Fiscal Year Ended June 30, 2008

Index to the Unaudited Pro Forma Combined Financial Statements

Contents	Page(s)

Unaudited Pro Forma Combined Financial Statements	2

Unaudited Pro Forma Combined Balance Sheet at June 30, 2008	3

Unaudited Pro Forma Combined Statement of Operations and Comprehensive Loss for the Fiscal Year Ended June 30, 2008	4

Notes to the Unaudited Pro Forma Combined Financial Statements	5-6

Master Silicon Carbide Industries, Inc.
(Formerly Paragon Semitech USA, Inc.)
and
Yili Master Carborundum Production Co., Ltd.

As of and for the Fiscal Year Ended June 30, 2008

The following unaudited pro forma combined balance sheet as of June 30, 2008 and the unaudited pro forma combined statement of operations for the fiscal year then ended are based on the historical financial statements of Master Silicon Carbide Industries, Inc. (formerly Paragon Semitech USA, Inc.) (“Master” or the “Company”) and Yili Master Carborundum Production Co., Ltd. (“Yili China”) after giving effect to Master’s acquisition of the Company using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements as if such acquisition had occurred as of June 30, 2008 for the balance sheet, and July 1, 2007 for the statement of operations for pro forma financial statements purposes.

On September 2, 2008, pursuant to a Stock Purchase Agreement entered into by the parties and consummated on such date, Yili Carborundum USA, Inc. (“Yili US”), a recently formed Delaware corporation, wholly owned by the Company, a Delaware corporation, acquired from Mr. Tie Li, for a cash purchase price of $10,000, all of the outstanding capital stock of C3 Capital, Limited, a BVI company incorporated in the British Virgin Islands (“C3 Capital”).  C3 Capital in turn has an agreement to purchase all of the equity interests in Yili Master Carborundum Production Co., Ltd. (“Yili China”), a wholly owned foreign enterprise (“WOFE”) in the People’s Republic of China (the “PRC”), pursuant to which the Company (i) paid $555,096 in cash  and (ii) issued 925,000 shares (9,250,000 shares prior to the 1 for 10 reverse stock split effectuated by the Company on November 12, 2008 (the “Reverse Split”)) of the Company’s common stock valued at $925,000 for the acquisition of the equity interests of Yili China with the proceeds of the Private Placement (as defined below) that closed on September 2, 2008.  In addition, C3 Capital entered into (i) an agreement to purchase 90% of the equity interest in Xinjiang Ehe Mining and Metallurgy Co., Ltd., a corporation incorporated under the laws of the PRC on August 7, 2008 (“Ehe China”) from Mr. Zhigang Gao; and (ii) a Memorandum of Understanding with Mr. Zhigang Gao and Mr. Ping Li, for an option to purchase any assets to be secured by Xinjiang Paragon Master Mining Co., Ltd., a corporation to be formed under the laws of the PRC (“Quartz Mine China”).  Ehe China and Quartz Mine China are currently inactive with no assets or operations. Ehe China intends to build a 40,000 ton green silicon carbide project in the Aletai Area of Xinjiang Uygur Autonomous Region of the PRC pending governmental permissions and approvals and Quartz Mine China intends to obtain the exploration and mining rights for a quartz mine in Wenquan County of Xinjiang Uygur Autonomous Region of the PRC. The merger between the Company and Yili China has been accounted for as an acquisition under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141  “Business Combinations” (“SFAS No. 141”).

The unaudited pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and Yili China been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2008 as filed with United States Securities and Exchange Commission (“SEC”) on October 14, 2008, and the Yili China’s historical consolidated financial statements for the fiscal year ended June 30, 2008, which are included as Exhibit 99.1, in the Current Report on Form 8-K as filed with SEC on November 18, 2008.

MASTER SILICON CARBIDE INDUSTRIES, INC.
PRO FORMA COMBINED BALANCE SHEET
June 30, 2008
(Unaudited)

	Historical			Pro Forma

	Master Silicon Carbide Industries, Inc.	Yili Master Carborundum Production Co., Ltd.		Adjustments	Combined

ASSETS

CURRENT ASSETS:
Cash	$46,080	$5,863	(a)(c)	$9,361,813	$9,413,756
Accounts receivable	-	1,202		-	1,202
Inventories	-	310,400		-	310,400
Prepayments and other current assets	-	177,990		-	177,990

Total Current Assets	46,080	495,455		9,361,813	9,903,348

PROPERTY AND EQUIPMENT, net	-	793,785		-	793,785

INTANGIBLE ASSET, net	-	858		-	858

INVESTMENT IN YILI CHINA	-	-	(a)(e)	-	-

GOODWILL	-	-	(b)(d)(f)	1,734,364	1,734,364

Total Assets	$46,080	$1,290,098		$11,096,177	$12,432,355

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable		$795,563	(d)	121,150	$916,713
Advances from stockholder		267,633		-	267,633
Customer deposits	-	260,124			260,124
Taxes payable	-	58,572		-	58,572
Accrued expenses and other current liabilities	8,271	86,207		-	94,478

Total Current Liabilities	8,271	1,468,099		121,150	1,597,520

STOCKHOLDERS' EQUITY:
Preferred stock, $0.001 par value; 10,000,000 shares authorized;
2,000,000 shares of Series A convertible Preferred stock designated					-
Series A convertible Preferred stock, $0.001 par value, 6% dividend
(Liquidation value $9,999,875);
2,000,000 shares designated, 996,186 shares issued and outstanding			(c)	996	996
Common stock, $0.001 par value, 100,000,000 shares authorized;
1,000,600 shares issued and outstanding					-
1,925,600 shares issued and outstanding - Pro Forma	10,006	475,339	(b)(e)	(474,414)	10,931
Additional paid-in capital	367,990	62,545	(b)(c)	10,839,988	11,270,523
Deferred compensation	(124,500)	-			(124,500)
Retained earnings (accumulated deficit)	(215,687)	(708,783)	(f)	708,783	(215,687)
Accumulated other comprehensive income:
Foreign currency translation gain	-	(7,102)	(e)(f)	(100,326)	(107,428)

Total Stockholders' Equity	37,809	(178,001)		10,975,027	10,834,835

Total Liabilities and Stockholders' Equity	$46,080	$1,290,098		$11,096,177	$12,432,355

See accompanying notes to the unaudited pro forma combined financial statements.

MASTER SILICON CARBIDE INDUSTRIES, INC.
PRO FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
For the Fiscal Year Ended June 30, 2008
(Unaudited)

	Historical		Pro Forma
	Master Silicon Carbide Industries, Inc.	Yili Master Carborundum Production Co., Ltd.	Adjustments	Combined

NET REVENUES	$-	$1,151,624	$-	$1,151,624

COST OF SALES	-	1,135,011	-	1,135,011

GROSS PROFIT	-	16,613	-	16,613

OPERATING EXPENSES:
Selling expenses	-	159	-	159
Research and development		11,752		11,752
General and administrative	200,398	84,493	-	284,891

Total Operating Expenses	200,398	96,404	-	296,802

LOSS FROM OPERATIONS	(200,398)	(79,791)	-	(280,189)

OTHER (INCOME) EXPENSE:
Interest income	-	(105)	-	(105)
Interest expense	-	102	-	102
Other (income) expense	(643)	1,411	-	768

Total Other Income, net	(643)	1,408	-	765

LOSS BEFORE INCOME TAXES	(199,755)	(81,199)	-	(280,954)

INCOME TAXES	-		-	-

NET LOSS	(199,755)	(81,199)	-	(280,954)

OTHER COMPREHENSIVE LOSS:
Foreign currency translation loss	-	(14,015)	-	(14,015)

COMPREHENSIVE LOSS	$(199,755)	$(95,214)	$-	$(294,969)

NET LOSS PER COMMON SHARE - BASIC:
Net income (loss)	$(0.20)	$(0.09)		$(0.15)

Weighted average number of common shares outstanding
- basic and diluted	1,000,600	925,000		1,925,600

See accompanying notes to the unaudited pro forma combined financial statements.

Master Silicon Carbide Industries, Inc.
(Formerly Paragon Semitech USA, Inc.)
and
Yili Master Carborundum Production Co., Ltd.

As of and for the Fiscal Year Ended June 30, 2008

NOTE 1 - Basis of Pro Forma Presentation

On September 2, 2008, Master Silicon Carbide Industries, Inc. (formerly Paragon Semitech USA, Inc.) (“Master” or the “Company”), completed the acquisition of Yili Master Carborundum Production Co., Ltd. (“Yili China”), a corporation incorporated under the laws of the People’s Republic of China (“PRC”), pursuant to the terms of the Stock Purchase Agreement.

The unaudited pro forma combined balance sheet as of June 30, 2008 and the unaudited pro forma combined statement of operations and comprehensive loss for the fiscal year then ended are based on the historical financial statements of the Company and Yili China after giving effect to the Company’s acquisition of Yili China using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements as if such acquisition had occurred as of June 30, 2008 for the balance sheet, and July 1, 2007 for statement of operations and comprehensive loss for pro forma financial statements purposes.  The unaudited pro forma combined financial statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the merger had in fact occurred on July 1, 2007, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date, respectively.

These unaudited pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between the Company and Yili China since such amounts, if any, are not presently determinable.

NOTE 2 - Pro Forma Adjustments

The accompanying unaudited pro forma combined financial statements have been prepared as if the acquisition was completed on June 30, 2008 for balance sheet purposes and on July 1, 2007 for statement of operations and comprehensive loss purposes and reflect the following pro forma adjustments:

a)	To reflect $555,096 paid in connection with the acquisition of all of the issued and outstanding capital stock of Yili China

Investment in Yili China	555,096
Cash	(555,096)

b)	To reflect the issuance of 925,000 shares of common stock in connection with the acquisition of all of the issued and outstanding capital stock of Yili China valued at $1.00 per share

Common stock: $0.001 par value	(925)
Additional paid-in capital	(924,075)
Goodwill (Investment in Yili China)	925,000

c)	To reflect the issuance of 996,186 shares of Series A convertible preferred stock and related warrants at $1.00 per unit, net of offering costs

Cash	9,916,909
Series A convertible preferred stock	(996)
Additional paid-in capital	(9,915,913)

d)	To reflect professional fees paid in connection with the acquisition of Yili China

Goodwill	93,000
Accounts payable	(93,000)
Goodwill	28,150
Accounts payable	(28,150)

e)	To eliminate Investment in Yili China and Common stock of Yili China

Common stock	475,339
Foreign currency translation loss	79,757
Investment in Yili China	(555,096)

f)	To reclassify the excess of the liabilities assumed and the net assets acquired over the purchase price was recorded as Goodwill

Goodwill	729,352
Foreign currency translation loss	20,569
Accumulated deficit at June 30, 2008	(708,783)